EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 6, 1998

Dear shareholders,

During the 1990s investment dollars have been flowing into U.S. equities, and we see no reason for this to change in the near future. Historically, during international upheavals, nervous money bought gold. Today, those with nervous minds buy Treasury bonds while central bankers sell their gold hoards.

With upheavals in Asia causing capital flight into U.S. Treasury bonds, we look for interest rates to stay low. The weakened Asian currencies will hold our costs for imported goods down, slowing our exports and lessening inflationary pressures in our economy. These factors combine to convince us that there is little likelihood of an increase in interest rates, and low interest rates have been a major positive for our fund's results this year.
We have substantial investments in banking, insurance, and financial services; these areas tend to do well in a dropping interest rate environment. Dormant inflation and low interest rates encourage us to anticipate exciting opportunities in 1998.

The global investment outlook for 1998 appears to be more of the same, though the world worries about the economies of the Asian Tigers and Japan. The International Monetary Fund needs vision and a deft hand to prevent the problems of these countries from spreading to the global economy. If Asian governments reform their banking regulation, open their markets, grow their money supplies suitably, and let weak companies merge with the strong, the problem should be manageable.

Since our last report we have purchased shares in Food Lion, Cubic Corporation, John H. Harland Company, Lomak Petroleum, Saul Centers, and Southern Union; a grocer, a defense contractor, a financial stationer, an oil and gas exploration company, a real estate investment trust, and a public utility.

Your fund paid a capital gain of $1.64 per share for the year.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.

              EAGLE
              GROWTH    S&P
              SHARES    INDEX
11/30/87      $ 9,150   $10,000
11/30/88      $12,076   $12,328
11/30/89      $20,175   $16,128
11/30/90      $15,152   $15,563
11/30/91      $19,436   $18,725
11/30/92      $22,267   $22,180
11/30/93      $22,663   $24,415
11/30/94      $19,274   $24,675
11/30/95      $22,653   $33,789
11/30/96      $25,783   $43,209
11/30/97      $29,294   $55,524

     Average Annual Total Returns as of 11/30/97

                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------------
N.A.V. Only              13.62%   5.64%    12.34%
S.E.C. Standardized       3.96%   3.78%    11.35%

           Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1997

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 89.3%
                                AIRLINES - 4.5%
 5,000      ASA Holdings Inc. ............................         $  148,125
                                                                   ----------
                                 BANKS - 4.6%
 4,000      First Hawaiian Inc. ..........................            152,000
                                                                   ----------
                              CONSTRUCTION - 3.2%
 5,000      Lennar Corp...................................            104,375
                                                                   ----------
                              ELECTRONICS - 5.0%
 4,000      Cubic Corp.....................................           128,500
 1,200     *Tech-Sym Corp. ................................            36,375
                                                                   ----------
                                                                      164,875
                                                                   ----------
                             ENTERTAINMENT - 1.5%
   500      Walt Disney Production Co......................            47,469
                                                                   ----------
                          FINANCIAL SERVICES - 19.8%
 6,000      Federal Home Loan Corp. .......................           247,500
 2,000      First Data Corp. ..............................            56,625
 3,000      Greentree Financial Corp. .....................            91,875
 2,000      Household International, Inc. .................           252,000
                                                                   ----------
                                                                      648,000
                                                                   ----------
                                  FOOD - 9.2%
 5,000      McCormick & Co. Inc. ..........................           132,500
20,000      Food Lion, Inc. Class "B" .....................           169,375
                                                                   ----------
                                                                      301,875
                                                                   ----------
                               INSURANCE - 7.8%
 4,400      Leucadia National Corp. .......................           152,075
 1,000      Progressive Corp...............................           102,000
                                                                   ----------
                                                                      254,075
                                                                   ----------

 Shares                                                               Value
--------                                                           ----------
                           OIL & NATURAL GAS - 7.6%
 3,000      Apache Corp. ..................................        $  110,250
 8,000      Lomack Petroleum, Inc. ........................           139,000
                                                                   ----------
                                                                      249,250
                                                                   ----------
                               PUBLISHING - 8.9%
 3,000      Belo A. H. Corp. ..............................           147,937
 7,000      Harland (John H.) Co. .........................           144,812
                                                                   ----------
                                                                      292,749
                                                                   ----------
                              REAL ESTATE - 12.3%
 5,000      LNR Property Corp. ............................           116,250
 8,000      Saul Centers, Inc. ............................           141,000
10,000      United Dominion Realty Trust, Inc. ............           146,875
                                                                   ----------
                                                                      404,125
                                                                   ----------
                               UTILITIES - 4.9%
 6,300     *Southern Union Co. ............................           160,650
                                                                   ----------

            Total Value of Common Stocks (cost $1,928,826).         2,927,568
                                                                   ----------

Principal
Amount
---------
                       SHORT-TERM INVESTMENTS - 10.5%
$345M       U.S. Treasury Bill 4.00% due 12/04/97
              (cost $344,885).............................            344,885
                                                                   ----------
            Total Value of Investments
              (Cost $2,273,711)...................... 99.8%         3,272,453
            Other Assets, less Liabilities..........    .2              7,549
                                                     ------        ----------
            Net Assets.............................. 100.0%        $3,280,002
                                                     ======        ==========


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1997

ASSETS
     Investments in securities, at value
     (identified cost $2,273,711) (Note 1-A)...                    $3,272,453
   Cash........................................                        27,071
   Dividends receivable........................                         2,595
   Other assets................................                           654
                                                                   ----------
      TOTAL ASSETS.............................                     3,302,773


LIABILITIES
   Payable for capital stock redeemed..........      $   15,685
   Accrued advisory and administrative fees....           5,438
   Other accrued expenses......................           1,648
                                                     ----------
      TOTAL LIABILITIES........................                        22,771
                                                                   ----------
NET ASSETS.....................................                    $3,280,002
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,280,002 / 220,655 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $14.86
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................      $1,918,519
   Undistributed net investment deficit........         (30,116)
   Accumulated net realized gain on investments         392,857
   Net unrealized appreciation in value of
     investments...............................         998,742
                                                     ----------
      TOTAL....................................      $3,280,002
                                                     ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $14.86
   Sales commission:  8 1/2% of offering price*                         1.38
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $16.24
                                                                      ======

   Redemption price............................                       $14.86
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME
  Income:
    Dividends..................................$ 36,188
    Interest...................................  18,994
                                               --------
          TOTAL INCOME.........................              $ 55,182

  Expenses (Note 4):
    Investment advisory fee ..................    23,738
    Transfer agent and dividend disbursing
         agent's fees and expenses............    15,420
    Professional fees.........................    14,146
    Registration fees.........................    10,825
    Administrative fee........................     7,913
    Reports and notices to shareholders.......     5,179
    Custodian fees............................     4,112
    Other expenses............................     5,739
                                                --------
          TOTAL EXPENSES.......................   87,072
          Less: Custodian fees paid indirectly.    1,774       85,298
                                                --------     --------
          INVESTMENT INCOME-NET................               (30,116)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  393,384
    Net unrealized appreciation of
        investments............................   45,422
                                                --------
          Net gain on investments..............               438,806
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $408,690
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1997 and 1996

                                                       1997          1996
                                                    ----------    ----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (30,116)   $  (12,127)
  Net realized gain on investment securities.....      393,384       121,199
  Net unrealized appreciation of investments.....       45,422       264,031
                                                    ----------    ----------
     Net increase in net assets resulting from
       operations................................      408,690       373,103


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (109,481)     (193,972)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      (79,185)       76,490
                                                    ----------    ----------
     Net increase in net assets..................      220,024       255,621

NET ASSETS
  Beginning of year..............................    3,059,978     2,804,357
                                                    ----------    ----------
  End of year (including net investment deficit
    of $30,116 and $12,127, respectively.........   $3,280,002    $3,059,978
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES,INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 28, 1997. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1997 there were 220,655 shares outstanding. Transactions in capital stock were as follows:

                                    1997                   1996
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   33,686    $ 465,777    41,397   $ 516,964
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............    7,754      101,192    14,566     175,232
Capital stock redeemed.....  (46,335)    (646,154)  (49,591)   (615,706)
                             --------   ----------  --------  ----------
  Net increase .............  (4,895)   $ (79,185)    6,372   $  76,490
                             ========   ==========  ========  ==========


                                      6

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1997, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,252,816 and $1,404,604 respectively.

    At November 30, 1997, the cost of investments for Federal income tax purposes was $2,273,711. Accumulated net unrealized appreciation on investments was $998,742 consisting of $1,042,182 gross unrealized appreciation and $43,440 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the year ended
November 30, 1997, BFC received $533 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $1,200 and the Fund's Custodian has provided credits in the amount of $1,774 against custodian charges based on the uninvested cash balances of the Fund.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $1.64 a share from net realized gains was declared on December 8, 1997. The distribution is payable on December 31, 1997 to shareholders of record on December 24, 1997.

                                      7

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.




                                                                Year Ended November 30,
                                     ---------------------------------------------------------------------------------------
PER SHARE DATA                        1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
--------------------                 ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year.  $13.57   $12.79   $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47   $ 5.66
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......   (0.14)   (0.05)   (0.14)   (0.21)   (0.19)   (0.07)    0.03     0.23     0.01    (0.09)
Net Realized & Unrealized Gain
  (Loss) on Investments............    1.92     1.71     2.05    (1.71)    0.43     1.78     2.56    (3.33)    5.00     1.90
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations...    1.78     1.66     1.91    (1.92)    0.24     1.71     2.59    (3.10)    5.01     1.81
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............    --       --       --       --       --       0.02     0.12     --       --       --
Net Realized Gains.................    0.49     0.88     0.05     0.24     0.56      --       --      --       --       --
Return of Capital..................    --       --       --       --       --       --       0.10     0.03     --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions................    0.49     0.88     0.05     0.24     0.56     0.02     0.22     0.03     0.00     0.00
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year.......  $14.86   $13.57   $12.79   $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47
                                     ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................   13.62    13.82    17.53   (14.95)    1.78    14.56    28.28   (24.90)   67.07    31.98
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................  $3,280   $3,060   $2,804   $2,320   $2,748   $2,947   $3,152   $2,818   $3,965   $1,763
Ratio to Average Net Assets:
  Expenses (%).....................    2.75     2.58     3.44     3.71     2.67     2.50     2.51     1.52     1.53     1.52
  Net Income (Loss) (%)............   (0.95)   (0.43)   (1.27)   (1.77)   (1.30)   (0.58)    0.24     2.05     0.03    (0.71)

Ratio to Average Net Assets before
  Expense Reimbursements:
  Expenses (%).....................    2.75     2.69     4.44     4.71     3.67     3.33     3.30     2.62     1.93     1.94
  Net Income (Loss) (%)............   (0.95)   (0.54)   (2.27)   (2.77)   (2.30)   (1.41)   (0.56)    0.95    (0.38)   (1.12)

Portfolio Turnover Rate (%)........      47       24       51       51       66        7       82       40        7        7

Average commission rate**..........  $.1008    $.1071


*  Calulated without sales charge.
** Average commission rate (per share of security) as required by amended disclosure requirements effective September 1995.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1996 and the financial highlights for each of the nine years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended November 30, 1997, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 19, 1997 (Except for Note 5 as to which the date is December 26,
1997)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHRTTY, LLP Philadelphia, PA

                     [This page intentionally left blank]

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES,INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                         ANNUAL
                                                         REPORT

                                                    November 30, 1997

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.